SCHEDULE 14A INFORMATION

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Alamo Group Inc.

(Name of Registrant as Specified In Its Charter)

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ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155

Dear Fellow Stockholders:

                You are cordially invited to attend the 2006 Annual Meeting of Stockholders of Alamo Group Inc. to be held on Wednesday, May 3, 2006, at 9:00 a.m. local time, at the Hyatt Regency Riverwalk Hotel, 123 Losoya Street, San Antonio, Texas.  We hope that you will be able to attend the meeting.  Matters on which action will be taken at the meeting are explained in detail in the notice of meeting and proxy statement accompanying this letter.

                In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

                Whether or not you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided as soon as possible.  Stockholders may also vote through the Internet or by telephone.  If you attend the meeting, you may revoke your proxy and vote in person.

                Thank you for your support.  We hope to see you at the meeting.

Donald J. Douglass
Chairman of the Board
March 31, 2006

ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155

____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 3, 2006

____________________

To the Stockholders of
Alamo Group Inc.

                NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Alamo Group Inc. (the "Company") will be held at the Hyatt Regency Riverwalk Hotel, 123 Losoya Street, San Antonio, Texas, on Wednesday, May 3, 2006, at 9:00 a.m. local time, for the following purposes:

(1)           To elect six (6) directors to the Board of Directors to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified;

(2)           To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the 2006 fiscal year;

(3)           To transact such other business as may properly come before the meeting or any adjournment thereof.

                In accordance with the By-Laws of the Company, the Board of Directors has fixed the record date for the meeting at March 15, 2006. Only stockholders of record at the close of business on that date will be entitled to vote at the meeting or any adjournment thereof.

                Stockholders who do not expect to attend the meeting in person are urged to sign the enclosed proxy and return it promptly.  A return envelope is enclosed for that purpose.  Stockholders may also vote through the Internet or by telephone.  Instructions are included on the proxy card.

A complete list of stockholders entitled to vote at the meeting, showing the address of each stockholder and the number of shares registered in the name of each stockholder, shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of twelve days commencing April 18, 2006, at the offices of the Company's Counsel which is Oppenheimer, Blend, Harrison and Tate, Inc., located at 711 Navarro, Suite 600, San Antonio, Texas 78205-1796.

                                                                                                                By Order of the Board of Directors

                                                                                                                Robert H. George
                                                                                                                Secretary

Dated: March 31, 2006

ALAMO GROUP INC.
1502 East Walnut Street
Seguin, Texas  78155
March 31, 2006

PROXY STATEMENT

                The accompanying Proxy is solicited by the Board of Directors of Alamo Group Inc., a Delaware corporation (the "Company"), to be voted at the 2006 Annual Meeting of Stockholders to be held on May 3, 2006, and at any adjournments thereof.  The meeting will be held at 9:00 a.m. local time, at the Hyatt Regency Riverwalk Hotel, 123 Losoya Street, San Antonio, Texas. This Proxy Statement and the accompanying Proxy are being mailed to Stockholders on or about March 31, 2006.  The Annual Report of the Company for fiscal 2005, including audited financial statements for the fiscal year ended December 31, 2005, and a proxy card are enclosed.

VOTING AND PROXIES

                Only holders of record of Common Stock of the Company at the close of business on March 15, 2006 (the "Record Date"), shall be entitled to vote at the meeting.  There were 20,000,000 authorized shares of Common Stock, par value $.10 per share ("Common Stock"), of the Company and 9,750,409 shares of Common Stock outstanding on the Record Date.  Each share of Common Stock is entitled to one vote.  Any Stockholder giving a proxy has the power to revoke same at any time prior to its use by giving notice in person or in writing to the Secretary of the Company.

                The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum at the 2006 Annual Meeting of Stockholders and any adjournment thereof.

                Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed by the Company for the meeting.  The inspectors of election will treat abstentions and broker non-votes as shares that are present for purposes of determining the presence of a quorum.  Abstentions may be specified on all proposals except the election of directors.  Abstentions are present and entitled to vote for purposes of determining the approval of any matter submitted to the Stockholders for a vote and will thus have the same effect as a negative vote for the item on which the abstention is noted.  If a broker indicates on a proxy that it does not have the discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered present and entitled to vote with respect to that matter.

BENEFICIAL OWNERSHIP OF COMMON STOCK

                Listed in the following table are the only beneficial owners that the Company is aware of as of February 28, 2006, of more than five percent of the Company's outstanding Common Stock.  In addition, this table includes the outstanding voting securities beneficially owned by its directors, by its executive officers that are listed in the Summary Compensation Table and by its directors and executive officers as a group.

Beneficial Owner of Common Stock	Amount and Nature of Beneficial Ownership(1)	Percent of Class(2)

Third Avenue Management LLC Formerly EQSF Advisors, Inc. 767 Third Avenue New York, NY 10017	3,132,559 (3)	32.13%

Capital Southwest Venture Corporation 12900 Preston Road, Suite 700 Dallas, TX 75230	2,827,300 (4)(9)	29.0%

Dimensional Fund Advisors Inc. 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	594,635 (5)	6.10%

Donald J. Douglass	363,525 (6)	3.7%

Ronald A. Robinson	290,000 (7)	3.0%

William R. Thomas	2,827,300 (4)(8)

Jerry E. Goldress	24,000 (8)	*

David H. Morris	7,018 (8)	*

James B. Skaggs	9,100 (8)	*

Robert H. George	12,650 (7)	*

Richard J. Wehrle	8,575 (7)	*

Geoffrey Davies	9,150 (7)	*

Donald C. Duncan	4,000 (7)	*

All Directors and Executive Officers as a Group (10 Persons)	3,553,518 (7)(8)	36.4%

_____________________

*    Less than 1% of class

(1)	In each case the beneficial owner has sole voting and investment power, except as otherwise provided herein.
(2)	The calculation of percent of class is based on the number of shares of Common Stock outstanding as of February 28, 2006, being 9,750,409 shares.
(3)

Based on a Schedule 13G dated February 14, 2006 by which Third Avenue Management LLC ("TAM") reported that as of December 31, 2005 it or any of TAM's small cap funds had shared voting power over none of such shares, sole voting power over 2,336,100 such shares, and sole dispositive power over 3,132,559 of such shares.  TAM has beneficial ownership of 3,132,559 shares as of February 15, 2006.

(4)

Includes shares purchased by Capital Southwest Corporation ("Capital Southwest"), the parent corporation of Capital Southwest Venture Corporation.  Mr. Thomas, a director of the Company, serves as Chairman of the Board and President of both Capital Southwest Venture Corporation and Capital Southwest Corporation and shares voting and investment power with respect to the shares of Common Stock owned by Capital Southwest Venture Corporation and Capital Southwest Corporation.  Mr. Thomas, personally, disclaims beneficial ownership of these shares.

(5)

Based on Schedule 13G dated February 1, 2006, by which Dimensional Fund Advisors Inc. reported that as of December 31, 2005 it had shared voting power over none of such shares, sole voting power over 594,635 shares and sole dispositive power of 594,635 shares.  Dimensional Fund Advisor Inc. has beneficial ownership in 594,635 shares as of December 31, 2005.

(6)

Includes 73,988 shares owned by The Douglass Foundation, a non-profit organization of which Helen D. Douglass, Mr. Douglass' wife, is the President; 22,157 shares in the Douglass Charitable Lead Unitrust of 2000 of which Mrs. Douglass is trustee; and 43,100 shares owned by Helen D. Douglass, Mr. Douglass' wife. Various members of Mr. Douglass' family hold shares of stock of the Company which are not included in this table and Mr. Douglass disclaims beneficial ownership of those shares.

(7)

Includes shares available for exercise under various stock option plans beginning in 1999 as follows:  for Mr. Robinson 255,000 shares;  for Mr. George 6,950 shares; for Mr. Wehrle 6,950 shares; for Mr. Davies 8,250 shares; for Mr. Duncan 1,200 shares.

(8)

Includes shares available for exercise under a non-qualified stock option plan as follows: for Mr. Skaggs 6,000 shares; for Mr. Morris 4,500 shares; for Mr. Goldress 6,000 shares; and for Mr. Thomas on behalf of Capital Southwest Corporation 6,000 shares.

PROPOSAL 1 - ELECTION OF DIRECTORS

The By-Laws of the Company provide that the number of directors which shall constitute the whole Board of Directors shall be fixed and determined from time to time by resolution adopted by the Board of Directors.  Currently, the size of the Board of Directors has been fixed at six (6) directors.  Each director elected at the annual meeting will serve until the next annual meeting of Stockholders or until a successor is elected and qualified.  Unless otherwise instructed, shares represented by properly executed proxies in the accompanying form will be voted for the individuals nominated by the Board of Directors set forth below. Although the Board of Directors anticipates that the listed nominees will be able to serve, if at the time of the meeting any such nominee is unable or unwilling to serve, such shares may be voted at the discretion of the proxy holders for a substitute nominee.  The Nominating/Corporate Governance Committee of the Board of Directors recommended the following individuals to the Board of Directors and the Board of Directors nominated them. Certain information concerning such nominees, including all positions with the Company and principal occupations during the last five years, is set forth below:

NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

Donald J. Douglass, age 74, founded the Company in 1969 and has served as Chairman of the Board and Chief Executive Officer of the Company.  Mr. Douglass resigned his position as Chief Executive Officer on July 7, 1999 and retired from his position as an employee of the Company on December 31, 1999, but continues to serve as a director and Chairman of the Board of the Company.

Ronald A. Robinson, age 53, has been President, Chief Executive Officer and a director of the Company since 1999.  Mr. Robinson previously was President of Svedala Industries, Inc., the U.S. subsidiary of Svedala Industries AB of Malmo, Sweden, a leading manufacturer of equipment and systems for the worldwide construction, mineral processing and materials handling industries.  Mr. Robinson joined Svedala in 1992 when it acquired Denver Equipment Company of which he was Chairman and Chief Executive Officer.

Jerry E. Goldress, age 75, has been a director of the Company since 2000 and is Chairman and Chief Executive Officer of Grisanti, Galef & Goldress, Inc. ("GGG"), a turnaround management consulting firm. Mr. Goldress has been with GGG since 1973 and has been its Chairman and Chief Executive Officer since 1981.  In his consulting capacity, he has been President of more than one hundred manufacturing, distribution, and retail organizations.

David H. Morris, age 64, has been a director of the Company since 1996.  Since 1995, he has been involved in various consulting capacities and from September of 1999 through May of 2000 he served as Chief Operating Officer of YardMart.com.  Mr. Morris retired as President and Chief Operating Officer of The Toro Company in November 1995.  He had served in that capacity since December 1988.  Mr. Morris was first employed by Toro in February 1979 and served in various executive positions with Toro and its subsidiaries.

James B. Skaggs, age 68, has been a director of the Company since 1996 and retired as Chairman of the Board, Chief Executive Officer and President of Tracor, Inc. in June 1998.  Tracor provided technology products and services to governmental and commercial customers worldwide in the areas of information systems, aerospace, defense and systems engineering.  Mr. Skaggs was Tracor's Chief Executive Officer, President and a Director since November 1990 and its Chairman of the Board since December 1993.

William R. Thomas, age 77, has been a director of the Company since 1969.  Since 1980, Mr. Thomas has been President, and since 1982, Chairman of the Board, of Capital Southwest Corporation, a publicly owned venture capital investment company located in Dallas, Texas.

The following table shows the current membership of each committee and the number of meetings held by each committee during 2005:

	Compensation Committee	Audit Committee	Nominating/ Corp Gov
Donald Douglass			X
Jerry Goldress	X	X	Chair
David Morris	X	Chair	X
Ronald Robinson
James Skaggs	X	X
William Thomas	Chair		X
Fiscal 2005 Meetings	2	5	2

INFORMATION CONCERNING DIRECTORS

                None of the nominees for director or the executive officers of the Company has a family relationship with any of the other executive officers or other nominees for director.  Except for Mr. Thomas and Mr. Goldress, none of the directors or nominees is a director of any other company which has a class of securities registered under, or is required to file reports under, the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or of any company registered under the Investment Company Act of 1940.  Mr. Thomas is a director of Capital Southwest Corporation, Encore Wire Corporation and Palm Harbor Homes, Inc. and serves on the Compensation Committee of Encore Wire Corporation and Palm Harbor Homes, Inc.  Mr. Goldress is a director of Rockford Corp. and he serves on the audit committee and the compensation committee.

                Non-management directors may meet in executive session, without the Chief Executive Officer, at any time, and there are regularly scheduled non-management executive sessions at each meeting of the Board of Directors and Committees thereof.  The Chairman of the Board and the Chair of each Committee preside over their respective executive sessions.

The Board of Directors has determined that all of the directors except Mr. Robinson, CEO and President, have no material relationship with the Company or its auditors and are independent within the meaning of the New York Stock Exchange ("NYSE") listing standards on director independence requirements and the standard of director independence established under on our Corporate Governance Guidelines which are available at (www.alamo-group.com) under the "Our Commitment" tab.  However the Board of Directors has determined that Mr. Thomas cannot chair or be a voting member of the Audit Committee because in his capacity as Chairman and President of Capital Southwest Corporation, he has the authority to vote more than 20% of the Company's outstanding shares.

                If you and other interested parties wish to communicate with the Board of Directors of the Company you may send correspondence to the Corporate Secretary, Alamo Group Inc., 1502 E. Walnut Street, Seguin Texas, 78155.  The Secretary will submit your correspondence to the Board of Directors or the appropriate committee, as applicable.  The Board's Policy regarding shareholder communication with the Board of Directors is available at (www.alamo-group.com) under the "Our Commitment" tab.

Stockholders and other interested parties may communicate directly with non-management directors of the Board by sending your correspondence to the Chairman of the Board, Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas  78155.

                The Board has delegated some of its authority to three committees of the Board of Directors.  These are the Audit Committee, Nominating/Corporate Governance Committee and Compensation Committee.  All three committees have published Charters on the Company's website, (www.alamo-group.com), under the "Our Commitment" tab.

                Vote required.  A plurality of the votes cast at the Annual Meeting is required for the election of each individual nominated by the Board of Directors.  All proxies will be voted "FOR" these nominees unless a contrary choice is indicated.

THE BOARD OF DIRECTORS HAS APPROVED THE SLATE OF DIRECTORS AND
RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL SIX NOMINEES WHICH IS DESIGNATED AS PROPOSAL NO. 1 ON THE ENCLOSED PROXY.

MEETINGS AND COMMITTEES OF THE BOARD

                During the fiscal year ended December 31, 2005, the Board of Directors held five meetings.  All members of the Board attended all five meetings.  It is a policy of the Board that all directors attend the Annual Stockholders' Meeting.  All six directors attended the Annual Stockholder Meeting in May, 2005.

THE AUDIT COMMITTEE

                The Audit Committee of the Board of Directors, which consisted of Messrs. Morris (Chairman), Goldress, and Skaggs met five times during fiscal 2005.  All Committee members were present at the meetings.  The duties and responsibilities of the Committee include, among other things:

-	Appoint, approve compensation and oversee the work of the independent auditor
-

Review at least annually a report by the independent auditor describing; the firm's internal quality-control procedures and any material issues raised by the most recent internal quality-control review

-	Pre-approve all audit services and associated fees by the independent auditors
-	Pre-approve all permissible non-audit services to be provided by the independent auditor
-	Review the independence of the independent auditor
-	Review scope of audit and resolve any difficulties or disagreements with management encountered during the audit or any interim periods
-	Review and discuss with management and the independent auditor the annual audit and quarterly financial statements of the Company
-	Recommend to the Board whether the financial statements should be included in the Annual Report Form 10-K as reviewed
-	Review adequacy of Company's internal controls
-	Review adequacy of Company's disclosure controls
-	Approve scope of internal auditor's audit plan
-	Review policies and procedures with respect to earnings press release, financial information and guidance if presented to analysts
-	Review risk management procedures
-	Oversee Company's compliance system with respect to legal and regulatory compliance and Code of Business Conduct and Ethics
-	Establish and maintain procedures for handling complaints regarding accounting, internal controls and ethics, including a way to report anonymously

The Audit Committee reports to the Board on its activities and findings.

The Board of Directors has determined that under current NYSE listing standards all members of the Committee are financially literate, are "audit committee financial experts", are independent under applicable law and NYSE listing requirements and that each has accounting or related financial management expertise as required by the NYSE listing standards.  The Committee's Charter which has been approved by the Board of Directors is reviewed annually and may be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

REPORT OF THE AUDIT COMMITTEE

                The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission (the "SEC") or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Alamo Group Inc. specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

                The Audit Committee is comprised of three independent members of the Company's Board of Directors.  Each member of the Audit Committee is independent under applicable law and NYSE listing requirements.  The duties and responsibilities of the Audit Committee are set forth in the Audit Committee Charter, which the Board of Directors adopted on May 1, 2000 and reviews on an annual basis.

                The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors.  Management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting.  In fulfilling its oversight responsibilities in fiscal 2005, the Committee reviewed and discussed the quarterly Form 10-Q's and the audited financial statements included in the Annual Report with management, including quality, not just the acceptability, of the accounting principles, the reasonableness of significant adjustments, and the clarity of disclosures in the financial statements.

                The Committee reviewed with management and with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed by the independent auditors with the Committee under generally accepted auditing standards (including Statement on Auditing Standards No. 61).  In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board (including Independence Standards Board Standard No. 1), and considered the compatibility of non-audit services with the auditors' independence.

                The Committee discussed with the independent auditors the overall scope and plans for their audit.  They also discussed with management the overall scope and plans for the Company's assessment of internal control.  The Committee meets with the independent auditors and the internal auditor, with and without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting.  The Committee held five meetings during fiscal year 2005.  All members were present at the meetings.

                In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board approved) that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2005, for filing with the SEC.  The Audit Committee has also recommended, subject to stockholder ratification, the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year 2006.  Audit, audit related and any permitted non-audit services provided to the Company by Ernst & Young LLP are subject to pre-approval by the Audit Committee.

Dated: February 22, 2006

Audit Committee

David H. Morris, Chairman
Jerry E. Goldress, Member
James B. Skaggs, Member

THE NOMINATING/CORPORATE GOVERNANCE COMMITTEE

The Nominating/Corporate Governance Committee is comprised of Messrs. Goldress (Chairman), Douglass, Morris and Thomas.  During 2005, the Committee held two meetings and all members were present.  The Committee has the following responsibilities, among other things:

-	Evaluate director candidates and sole authority to retain a search firm, approve its fees and scope of service
-	Recommend to the Board of Directors nominees for Board election by the stockholders based upon their qualifications, knowledge, skills, expertise, experience and diversity
-	Review Board composition to reflect the appropriate balance of knowledge, skills, expertise, experience and diversity
-	Review size of the Board and meeting frequency
-	Recommend to the Board standing committees
-	Review, at least annually, the Code of Business Conduct & Ethics
-	Oversee and establish procedures for the annual evaluation of the Board and management.

The Board of Directors has determined that the members of the Committee are independent under applicable law and NYSE listing requirements.  The Committee's Charter is reviewed annually and may be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

The Nominating/Corporate Governance Committee will consider director candidates recommended by stockholders.  The Committee's Policy Regarding Director Candidates Recommended by Stockholders, the Corporate Governance Guidelines (including our standards of director independence) and Code of Business Conduct and Ethics are on our website at (www.alamo-group.com) under "Our Commitment" tab and are available to any stockholder who requests them by writing to Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas 78155.

                Any stockholder of the Company who complies with the notice procedures set forth below and is a stockholder of record at the time such notice is delivered to the Company may make a director recommendation for consideration by the Nominating/Corporate Governance Committee. A stockholder may make recommendations at any time, but recommendations for consideration as nominees at the annual meeting of stockholders must be received not less than 120 days before the first anniversary of the date of the proxy statement released to stockholders in connection with the previous year's annual meeting. Therefore, to submit a candidate for consideration for nomination at the 2007 annual meeting of stockholders, a stockholder must submit the recommendation, in writing, by December 1, 2006. The written notice must demonstrate that it is being submitted by a stockholder of the Company and include information about each proposed director candidate, including name, age, business address, principal occupation, principal qualifications and other relevant biographical information. In addition, the stockholder must provide confirmation of each candidate's consent to serve as a director. A stockholder must send recommendations to the Nominating/Corporate Governance Committee, Alamo Group Inc., 1502 E. Walnut Street, Seguin, Texas  78155.

                The Nominating/Corporate Governance Committee identifies, evaluates and recommends director candidates to the Board of Directors.  In identifying and recommending nominees for positions on the Board of Directors, the Nominating/Corporate Governance Committee places primary emphasis on (i) judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) diversity of viewpoints, backgrounds, experiences and other demographics; (iii) business or other relevant experience; and (iv) the extent to which the interplay of the nominee's expertise, skills, knowledge and experience with that of other members of the Board will build a board that is active, collegial and responsive to the needs of the Company.

                Upon identifying a director candidate, the Committee initially determines the need for additional or replacement Board members and evaluates all the director candidates under the criteria described above based on the information the Committee receives with the recommendation or otherwise possesses, which may be supplemented by certain inquiries. If the Committee determines, in consultation with other Board members including the Chairman, that a more comprehensive evaluation is warranted, the Committee may then obtain additional information about the director candidate's background and experience, including by means of interviews. The Committee will then evaluate the director candidate further, again using the evaluation criteria described above. The Committee receives input on such director candidates from other directors, including the Chairman, and recommends director candidates to the full Board of Directors for nomination. The Committee may engage a third party to assist in the search for director candidates or to assist in gathering information regarding a director candidate's background and experience. If the Committee engages a third party, the Committee approves the fee that the Company pays for these services.  During the later part of 2005, the Committee engaged a third party to identify and recommend candidates for consideration by the Committee.

THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors, which consists of Messrs. Thomas (Chairman), Goldress, Morris, and Skaggs, met twice during fiscal 2005.  All Committee members were present at the meeting.  The duties and responsibilities of the Committee include, among other things:

-

Review and approve, at least annually, the goals and objectives and the structure of the Company's plans for executive compensation, incentive compensation, equity-based compensation, and employee benefit plans and make recommendations to the Board

-	Evaluate annual performance of the CEO in light of the goals of the Company's executive compensation plans and recommend his or her compensation based on this evaluation
-	In consultation with CEO, review, evaluate and recommend to the Board the compensation of all executive officers and key managers
-	Evaluate and recommend to the Board compensation of directors for Board and Committee service
-	Review and recommend to the Board any severance agreement made with any executive officer
-	Review and recommend to the Board the amount and terms of all individual stock options
-	Review and recommend to the Board all equity-based compensation plans that are subject to stockholder approval
-	Issue the Annual Report on executive compensation required by the SEC for inclusion in the Company's proxy

The Board of Directors has determined that the members of the Committee are independent under applicable law and NYSE listing requirements.  The Committee's Charter is reviewed annually and may be viewed on the Company's website (www.alamo-group.com) under the "Our Commitment" tab.

REPORT OF THE COMPENSATION COMMITTEE

                The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission (the "SEC") or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Alamo Group Inc. specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

                The goals of the Company's compensation program are to attract, retain and motivate competent executive officers who have the experience and ability to contribute materially to the long-term success of the Company.  The principal elements of compensation for executive officers are base salary, incentive payments and stock options.

Base salaries were determined by the Committee in February 2005, effective May 1, 2005 and again in February 2006, generally to be effective May 1, 2006, for each of the executive officers and key managers on an individual basis, taking into consideration the Company's performance and individual contributions to that performance, length of tenure with the Company, compensation levels of comparable positions and internal equities among positions.  Among other things, the Committee considered the contributions of each officer and key manager to the success of the Company's business in recent years and to its foundation for sustained earnings growth, as well as each participant's role in achieving a higher level of customer satisfaction, increased market penetration and efficient utilization of assets and employees in the participant's area of responsibility.  These factors are considered subjectively in the aggregate and none of the factors are accorded a specific weight.  In selected cases, other factors may be considered.

The Committee meets once a year in executive session to evaluate the performance of the chief executive officer.  Quantitative and qualitative performance measurements are established at the beginning of each year.  The chief executive officer's compensation is based upon the Company's performance in relation to the plan and his contribution thereto.  The plan includes profitable sales growth, improvement in operating margins, increased operating income and improved asset utilization.  Profitable sales growth is derived from internal growth as well as the chief executive officer's ability to expand revenues through accretive acquisitions.

The base salary level for Ronald A. Robinson, President and Chief Executive Officer was set by the Committee in February 2005, effective May 1, 2005, at $350,000 per annum and was reset at $375,000 in February 2006 to be effective May 1, 2006.  The base salary levels for all of the aforementioned officers and key managers were determined by the Committee based on those factors described in the preceding paragraphs and is generally effective on May 1, 2006.

In 1999, the Committee adopted a revised version of the Alamo Group Incentive Compensation Plan ("ICP").  The ICP is a cash incentive plan which allows the Committee to reward certain of the Company's upper and mid-level managers based upon three factors:  the overall performance of the Company, the performance of the segment of the Company in which the employee is expected to contribute and the individual performance of the employee.  ICP payments include a 75% objective component, with the remaining 25% based on subjective criteria.  In February 2006, pursuant to the ICP, the Committee approved total incentive payments applicable to 2005 of $620,346 to participating employees.  These payments were expensed in 2005 and paid in March 2006.  Incentive payments expensed in 2004 and paid in March 2005 totaled $1,013,123.  Included in these totals were ICP payments to Ronald A. Robinson, President and Chief Executive Officer, of $295,547 and $98,438, applicable to 2004 and 2005 respectively.

From time to time, the Committee has recommended and the Board of Directors has granted qualified and non-qualified stock options to executive officers, key employees and directors. Options are granted at exercise prices equivalent to the closing market price of the Company's stock on the effective date of grant and thus will have no ultimate value unless the value of the Company's stock appreciates.  The Committee believes that these options provide a significant incentive for the option holders to enhance the value of the Company's Common Stock by continually improving the Company's performance.

On August 31, 1999, the Stockholders of the Company approved the 1999 Non-Qualified Stock Option Plan ("1999 NQSO Plan") for executive, managerial, professional or technical employees of the Company, and reserved 400,000 shares of Common Stock for issuance of options under the plan.  On July 7, 1999 the Committee recommended, and the Board of Directors approved (subject to stockholder approval of the 1999 NQSO Plan), granting Non-Qualified Options to purchase 200,000 shares of the Company's Common Stock to Mr. Robinson.  The exercise price for these options was $8.9375 per share.

On August 31, 1999, the Stockholders of the Company also approved the First Amended and Restated 1994 Incentive Stock Option Plan ("FAR 1994 ISO Plan") to correct certain ambiguities and administrative issues.  Upon recommendation by the Committee and approval by the Board of Directors, Incentive Stock Options to purchase 50,000 shares were granted to Mr. Robinson on July 7, 1999 at an option price of $8.9375 per share and Incentive Stock Options to purchase 51,000 shares were granted to other executive officers and key members of management on August 31, 1999, at an option price of $9.25 per share.  There were no option grants in 2000.  In 2001, 2002 and 2003 the Committee recommended and the Board of Directors granted to the Company's employees options on 16,000 shares, 21,000 shares and 72,000 shares, respectively, at option prices ranging from $14.61 to $14.63 per share in 2001, $14.38 per share in 2002, and $12.10 per share in 2003, under the FAR 1994 ISO Plan.  In February 2004, the Committee recommended and the Board granted options on 25,000 shares to certain of its executive officers and key members of management, at an option price of $17.85 per share.  No additional options were granted before the expiration date of the FAR 1994 ISO Plan on April 28, 2004.  As of December 31, 2005, Incentive Stock Options to purchase 131,750 shares remained outstanding.

FAR 1994 ISO
Summary Table as of December 31, 2005
Reserved Shares	Options Granted	Exercised	Cancelled	Outstanding Options
300,000	368,000	79,150	157,300	131,750
73,200 expired unissued

On May 3, 2001, the Stockholders of the Company approved the First Amended and Restated 1999 Non-Qualified Stock Option Plan ("FAR 1999 NQSO Plan") to add non-employee directors as eligible persons to receive grants of stock options.  The Company then granted options to purchase 5,000 shares each to the following non-employee directors Messrs. Goldress, Morris, Skaggs and Thomas, respectively, at an exercise price of $13.96 per share.  On May 12, 2003 the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 70,000 shares consisting of options on 50,000 shares to Mr. Robinson and 5,000 shares to the following non-employee directors Messrs. Goldress, Morris, Skaggs and Thomas, at an exercise price of $12.10 per share.  May 4, 2005 the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 20,000 shares consisting of options on 5,000 shares each to the following non-employee directors Messrs. Goldress, Morris, Skaggs and Thomas, at an exercise price of $19.79 per share.

FAR 1999 NQSO
Summary Table as of December 31, 2005
Reserved Shares	Options Granted	Exercised	Cancelled	Outstanding Options
400,000	310,000	1,500	0	308,500

On May 4, 2005, the Stockholders of the Company approved the Alamo Group Inc. 2005 Incentive Stock Option Plan ("2005 ISO Plan") for executive, managerial, professional or technical employees of the Company and reserved 500,000 shares of Common Stock for issuance of options under the plan.  On May 4, 2005 the Company granted options to purchase a total of 57,000 options , consisting of options on 25,000 shares to Mr. Robinson and 32,000 shares granted to other executive officers and key members of management at an option price of $19.79 per share.

2005 ISO
Summary Table as of December 31, 2005
Reserved Shares	Options Granted	Exercised	Cancelled	Outstanding Options
500,000	57,000	0	0	57,000

Dated:   February 22, 2006                                                   Compensation Committee

William R. Thomas, Chairman
Jerry E. Goldress, Member
David H. Morris, Member
James B. Skaggs, Member

COMPENSATION OF OFFICERS AND DIRECTORS

                The following table sets forth a summary of compensation for the fiscal year ended December 31, 2005, paid by the Company to the five highest paid executive officers of the Company, as well as the compensation paid to each such individual during the Company's last three fiscal years:

SUMMARY COMPENSATION TABLE

	Annual Compensation			Long Term Compensation Awards
Name and Principal Position	Fiscal Year	Salary ($)	Bonus ($)(1)	Securities Underlying Options (#)	All Other Compensation ($) (2)
Donald J. Douglass Chairman of the Board and Former Chief Executive Officer	2005 2004 2003	- - -	- - -	- - -	116,263(3) 112,877(3) 105,937(3)

Ronald A. Robinson President and Chief Executive Officer	2005 2004 2003	331,576 321,675 315,000	295,547 40,000 30,000	25,000 - 50,000	17,873 4,134 13,035

Geoffrey Davies Vice President, Alamo Group Inc. & Managing Director Alamo Group (EUR) Ltd.	2005 2004 2003	201,596 199,524 156,960	72,924 60,634 59,372	5,000 - 20,000	18,932(4) 17,817(4) 14,818(4)

Donald C. Duncan Vice President, General Counsel Alamo Group Inc.	2005 2004 2003	130,084 128,337 123,333	22,425 5,000 5,000	3,000 3,000 7,000	6,330 5,225 4,055

Robert H. George VP, Secretary & Treasurer Alamo Group Inc.	2005 2004 2003	126,258 124,509 117,333	29,828 5,000 4,275	3,000 3,000 5,000	6,564 5,314 5,169

Richard J. Wehrle VP, Controller Alamo Group Inc.	2005 2004 2003	117,431 112,991 101,276	27,888 5,000 3,600	3,000 3,000 5,000	4,037 2,933 2,133

(1)	Discretionary ICP bonuses approved and paid in 2003, 2004 and 2005.
(2)

With the exception of Mr. Douglass, the amounts represent the employer's contribution under the Alamo Group (USA) Inc. tax-qualified 401k plan (the "401(k) Plan").  In the case of Mr. Robinson, the amounts also include restoration payments pursuant to the Alamo Group Inc. 401(k) Restoration Plan (the "Restoration Plan").  Such restoration payments are equivalent to matching contributions that would have been or would be made under the Company's 401(k) plan but were foregone due to certain limitations on contributions to 401(k) plans in the Internal Revenue Code of 1986.

(3)	All amounts reflected are payments of principal and interest relating to a supplemental retirement benefit, and director fees.
(4)	The amount reflects Alamo Group (EUR) Ltd's. contribution to Mr. Davies' retirement plan in the United Kingdom.

 OPTION/SAR GRANTS IN LAST FISCAL YEAR

The following table provides information on option grants in fiscal 2005 by Alamo Group Inc. to each of the named executive officers.

Name	Number of Securities Underlying Options Granted (1)	Percent of Total Options Granted to Employees in Fiscal Year (2)	Exercise Price ($/Shares)	Expiration Date	Grant Date Present Value (3)

Qualified
Ronald A. Robinson	25,000	44%	19.79	05/04/2015	$ 17.80
Geoffrey Davies	5,000	9%	19.79	05/04/2015	$ 17.80
Donald C. Duncan	3,000	5%	19.79	05/04/2015	$ 17.80
Robert H. George	3,000	5%	19.79	05/04/2015	$ 17.80
Richard J. Wehrle	3,000	5%	19.79	05/04/2015	$ 17.80

(1)

All options granted in 2005 become vested and exercisable for up to 20% of the total optioned shares after one year following the grant of the option and for an additional 20% of the total optioned shares after each succeeding year until the option is fully exercisable.

(2)	In fiscal 2005, the Company granted options to employees to purchase 57,000 shares which include the above.
(3)

The Company used a modified Black-Scholes model of option valuation to determine grant date present value.  The Company does not advocate or necessarily agree that the Black-Scholes model can properly determine the value of an option.  Calculations for the named executive officers are based on a ten-year option term which reflects the Company's expectation that its options, on average, will be exercised within ten years of grant.  Other assumptions used for the valuations are: risk free rate of return of 6.0%; annual dividend yield of 2.0%; and volatility of 33.5%.

AGGREGATED OPTION GRANTS/SAR AND EXERCISES IN
LAST FISCAL YEAR AND FISCAL YEAR-END OPTION VALUES

The following table presents information with respect to stock options owned by the named executive officers as of December 31, 2005.

Name	Shares Acquired on Exercise	Value($) Realized (1)	Number of Securities Underlying Unexercised Options at FY-End (#) Exercisable (E)/ Unexercisable (U)	Value of Unexercised In-The-Money Options at FY-End ($) Exercisable (E) Unexercisable (U)
Ronald A. Robinson 1999 Non-qualified Options $8.9375	-	-	200,000 E 0 U	2,312,500 E(2) 0 U(2)
1999 Incentive Options $8.9375	15,000	78,113	35,000 E 0 U	404,688 E(2) 0 U(2)
2003 Non-qualified Options $12.10	-	-	20,000 E	168,000 E(5)
			30,000 U	252,000 U(5)
2005 Incentive Options $19.79	-	-	0 E 25,000 U	0 E(7) 17,750 U(7)
Geoffrey Davies 1999 Incentive Options $9.25	10,000	57,810	0 E 0 U	0.E(3) 0 U(3)
2002 Incentive Options $14.38	550	2,157	1,050 E 400 U	6,426.E(4) 2,448 U(4)
2003 Incentive Options $12.10	800	2,520	7,200 E 12,000 U	60,480 E(5) 100,800 U(5)
2005 Incentive Options $19.79	-	-	0 E 5,000 U	0 E(7) 3,550 U(7)
Donald C. Duncan 2003 Incentive Options $12.10	2,800	27,552	0 E 4,200 U	0 E(5) 35,280 U(5)
2004 Incentive Options $17.85	-	-	1,200 E 1,800 U	3,180 U(6) 4,770 U(6)
2005 Incentive Options $19.79	-	-	0 E 3,000 U	0 E(7) 2,130 U(7)
Robert H. George 1999 Incentive Options $9.25	1,250	7,018	3,750 E 0 U	42,188 E(3) 0 U(3)
2003 Incentive Options $12.10	-	-	2,000 E 3,000 U	16,800 E(5) 25,200 U(5)
2004 Incentive Options $17.85	-	-	1,200 E 1,800 U	3,180 U(6) 4,770 U(6)
2005 Incentive Options $19.79	-	-	0 E 3,000 U	0 E(7) 2,130 U(7)
Richard J. Wehrle 1999 Incentive Options $9.25	1,250	7,038	3,750 E 0 U	42,188 E(3) 0 U(3)
2003 Incentive Options $12.10	-	-	2,000 E 3,000 U	16,800 E(5) 25,200 U(5)
2004 Incentive Options $17.85	-	-	1,200 E 1,800 U	3,180 U(6) 4,770 U(6)
2005 Incentive Options $19.79	-	-	0 E 3,000 U	0 E(7) 2,130 U(7)

(1)	Values are calculated by subtracting the exercise price from the fair market value of the stock as of the exercise date.
(2)	These figures were calculated assuming a fiscal year-end market price of $20.50 per share and an exercise price of $8.9375 per share
(3)	These figures were calculated assuming a fiscal year-end market price of $20.50 per share and an exercise price of $9.25 per share.
(4)	These figures were calculated assuming a fiscal year-end market price of $20.50 per share and an exercise price of $14.38 per share.
(5)	These figures were calculated assuming a fiscal year-end market price of $20.50 per share and an exercise price of $12.10 per share.
(6)	These figures were calculated assuming a fiscal year-end market price of $20.50 per share and an exercise price of $17.85 per share.
(7)	These figures were calculated assuming a fiscal year-end market price of $20.50 per share and an exercise price of $19.79 per share

Director Compensation

                Effective May 2005, the non-employee directors receive $2,000 for each meeting of the Board of Directors attended in person, and $1,000 for each meeting of any committee attended in person or $500 for each meeting of the Board of Directors or any meeting of any committee thereof attended by telephone.  The Company pays directors who are not employees of the Company a $15,000 retainer per year.  The chairman of the Audit Committee receives an additional $3,000 annual retainer. Directors are reimbursed for reasonable expenses incurred as a result of attending meetings of the Board or committees thereof.

On May 3, 2001, the Stockholders of the Company approved the First Amended and Restated 1999 Non-Qualified Stock Option Plan ("FAR 1999 NQSO Plan") to add non-employee directors as eligible persons to receive grants of stock options.  The Company then granted options to purchase 5,000 shares to the following non-employee directors, Messrs. Goldress, Morris, Skaggs and Thomas, respectively, at an exercise price of $13.96 per share.  On May 12, 2003 the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 70,000 shares consisting of options on 50,000 shares to Mr. Robinson and 5,000 shares to non-employee directors Goldress, Morris, Skaggs and Thomas, at an exercise price of $12.10 per share.  There were no options granted under the FAR 1999 NQSO Plan during 2004.  On May 4, 2005 the Company granted additional options from the FAR 1999 NQSO Plan to purchase a total of 20,000 shares consisting of options on 5,000 shares each to the following non-employee directors Messrs. Goldress, Morris, Skaggs and Thomas, at an exercise price of $19.79 per share.

Employment Agreements

                All executive officers of the Company serve at the discretion of the Board of Directors.  The executive officers are appointed to their positions by the Board until the next annual meeting of directors or until their successors have been duly qualified and elected.  There are currently no employment agreements with any executive officers of the Company.

Certain Relationships and Related Transactions

                There were no reportable relationships or related transactions that occurred in the fiscal year ending December 31, 2005 in which the amount involved exceeded $60,000.

 On August 31, 1999, the Board of Directors amended the Company's Executive Loan Program to state that no new loans would be made under the program and all outstanding loans were renewed and extended for five years from December 31, 1999, with interest payable quarterly and a requirement that at least 10% of the original loan amount be paid annually with the first such payment due March 30, 2001.  The Executive Loan Program was terminated and all loans were paid in full by the end of 2004.

Stock Price Performance Graph

The information contained in this report shall not be deemed to be "soliciting material" or "filed" with the Securities and Exchange Commission (the "SEC") or subject to the liabilities of Section 18 of the Exchange Act, except to the extent that Alamo Group Inc. specifically incorporates it by reference into a document filed under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act.

                The following graph and table sets forth the cumulative total return to the Company's stockholders of our Common Stock  during a five-year period ended December 31, 2005, as well as the performance of an overall stock market index (the S&P 500 Index) and the Company's selected peer group index (the Russell 2000 Index).

                The Company believes that there does not exist a representative industry peer group of companies with a similar business segment profile.  The SEC has indicated that companies may use a base other than industry or line of business for determining its peer group index, such as an index of companies with similar market capitalization.  Accordingly, the Company has selected the Russell 2000 Index, a widely used small market capitalization index, to use as a representative peer group.

PROPOSAL 2 - RATIFICATION OFAPPOINTMENT OF INDEPENDENT AUDITORS

The firm of Ernst & Young LLP is our independent auditor and the Board of Directors desires to continue to engage the services of this firm for the fiscal year ending December 31, 2006.  Accordingly, the Board of Directors, upon the recommendation of the Audit Committee, has reappointed Ernst & Young LLP to audit the financial statements of the Company for fiscal 2006 and report on those financial statements.  Stockholders are being asked to vote for the ratification of the appointment.  If Stockholders do not ratify the appointment of Ernst & Young LLP, the Audit Committee and Board will reconsider their appointment.

Fees Incurred by Alamo Group Inc. for Ernst & Young LLP

                The following table shows the fees paid or accrued by Alamo Group Inc. for the audit and other services provided by Ernst & Young LLP for fiscal 2005 and 2004.

	2005	2004
Audit Fees(1)	$910,900	$1,035,512
Audit-Related Fees(2)	15,459	9,000
Tax Fees(3)	60,611	21,773
All Other Fees(4)	-	-
Total	$986,970	$1,066,285

(1)

Both 2005 and 2004 Audit Fees include: (i) the audit of our consolidated financial statements included in our Form 10-K annual report and services attendant to, or required by, statute or regulation; (ii) reviews of the interim condensed consolidated financial statements included in our quarterly reports on Form 10-Q; and (iii) comfort letters, consents and other services related to SEC and other regulatory filings.  Audit Fees for 2005 also include the audit of management's reports on the effectiveness of the Company's internal control over financial reporting, as required by Section 404 of the Sarbanes-Oxley Act of 2002 (Section 404).

(2)	Audit-Related Fees in 2005 and 2004 include employee benefits plan and consulting in connection with acquisitions.
(3)

Tax Fees in 2005 and 2004 include tax compliance, tax planning and tax advice.  Tax compliance services include U.S. federal, state and local income.  Tax planning and tax advice service include U.S. federal, state and local income.

(4)	There were no other professional services rendered in 2005 or 2004.

AUDIT COMMITTEE'S PRE-APPROVAL POLICY AND PROCEDURES

During fiscal year 2004, the Audit Committee of our Board of Directors adopted policies and procedures for the pre-approval of audit and non-audit services for the purpose of maintaining the independence of our independent auditors. We may not engage our independent auditors to render any audit or non-audit service unless either the service is approved in advance by the Audit Committee or the engagement to render the service is entered into pursuant to the Audit Committee's pre-approval policies and procedures. On an annual basis, the Audit Committee may pre-approve services that are expected to be provided to the Company by the independent auditors during the following twelve months.

The Audit Committee may also pre-approve particular services on a case-by-case basis. In assessing requests for services by the independent auditors, the Audit Committee considers whether such services are consistent with the auditor's independence, whether the independent auditors are likely to provide the most effective and efficient service based upon their familiarity with the Company and whether the service could enhance the Company's ability to manage or control risk or improve audit quality.

                Representatives of Ernst & Young LLP will be present at the Stockholders meeting and will be available to respond to appropriate questions and make a statement should they so desire.

This recommendation must be approved by the stockholders by a majority of the votes.  All proxies will be voted "FOR" this plan unless a contrary choice is indicated.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY'S INDEPENDENT AUDITORS, WHICH IS DESIGNATED AS PROPOSAL NO. 2 ON THE ENCLOSED PROXY.
SECTION 16(a) BENEFICIAL OWNERS REPORTING COMPLIANCE

                Section 16 (a) of the Exchange Act,  requires our directors, executive officers and holders of more than 10% of Alamo Group Common Stock to file with the SEC reports regarding their ownership and changes in ownership of our securities.  Alamo Group Inc. believes that, through March 15, 2006, its directors, executive officers and 10% stockholders complied with all Section 16(a) filing requirements with exception noted herein.  One late Form 4 was filed by David H. Morris on June 23, 2005.  In making this statement, Alamo Group Inc. has relied upon examination of the copies of Forms 3, 4 and 5 and amendments thereto, provided to Alamo Group Inc. and the written representation of its directors, executive officers and 10% stockholders.

Other Information on Alamo Group Inc.'s Equity Compensation Plans

The following table provides information on the shares that are available under the Company's stock compensation plans and, in the case of plans where stock options may be granted, the number of shares of common stock issuable upon exercise of those stock options.

The numbers in the table are as of December 31, 2005, the last day of Alamo Group Inc.'s 2005 fiscal year.

Equity Compensation Plan Category	(A) Number of Securities to be issued upon exercise of outstanding options, warrants and rights	(B) Weighted-average exercise price of outstanding options, warrants and rights	(C) Number of Securities that remain available for issuance under equity compensation plans (excluding securities reflected in column(A))

Plans approved by stockholders

First Amended and Restated 1994 Incentive Stock Option Plan	131,750	$12.03	-

First Amended and Restated 1999 Non-Qualified Stock Option Plan	308,500	$10.71	90,000

2005 Incentive Stock Option Plan	57,000	$19.79	443,000
Total	497,250		533,000

                For further description of these plans, see the Company's report from the Compensation Committee on page 11 of this proxy or see Schedule 14A filed July 30, 1999 and May 4, 2005.

STOCKHOLDER PROPOSALS FOR 2007 ANNUAL MEETING

                Proposals from Stockholders intended to be presented at the 2007 Annual Meeting, pursuant to Rule 14a-8 under the Exchange Act, must be received in writing by the Company at its principal executive offices not later than December 1, 2006.  The Company's principal executive offices are located at 1502 East Walnut Street, Seguin, Texas 78155.  Please direct all such proposals to the attention of the Company's Secretary.

                If a Stockholder intends to present business at the 2007 Annual Meeting other than pursuant to Rule 14a-8, to be considered timely pursuant to Rule 14a-4(c), such proposal must be submitted in writing to the Secretary of the Company at our principal executive offices no later than January 14, 2007 and such proposal, under law, must be an appropriate subject for stockholder action.

PROXY SOLICITATION

                The cost of soliciting proxies by the Board of Directors will be borne by the Company.  Proxies may be solicited through the mail and through telephonic communications or meetings with stockholders or their representatives by directors, officers and other employees of the Company who will not receive special compensation for these services.

                The Company requests persons such as brokers, nominees and fiduciaries holding stock in their names for others, or holding stock for others who have the right to give voting instructions, to forward proxy material to their principals and to request authority for the execution of the proxy, and the Company will reimburse such persons for their reasonable expenses.

OTHER MATTERS

                No business other than the matters set forth in this Proxy Statement is expected to come before the meeting, but should any other matters requiring a vote of Stockholders arise, including a question of adjourning the meeting, the persons named in the accompanying Proxy will vote thereon according to their best judgment in the interests of the Company.  If any of the nominees for office of director should withdraw or otherwise become unavailable for reasons not presently known, the persons named as proxies may vote for another person in his place in what they consider the best interests of the Company.

The Company is enclosing with this proxy, a copy of the Company's Annual Report on Form 10-K including financial statements and schedules thereto filed with the SEC Commission for the year ended December 31, 2005. Any request for exhibits should be in writing addressed to Robert H. George, Secretary, Alamo Group Inc., 1502 East Walnut Street, Seguin, Texas 78155.

                                                                                By Order of the Board of Directors

                                                                                                Robert H. George
                                                                                                Secretary

Dated:  March 31, 2006

The Board of Directors Recommends a Vote FOR Proposals 1 and 2.

Please Mark Here for Address Change or Comments ☐
SEE REVERSE SIDE

Please date, sign and return this Proxy in the enclosed business envelope.

Proposal 1 – Election of Directors

01 Donald J. Douglass
02 Jerry E. Goldress
03 David H. Morris
04 Ronald A. Robinson
05 James B. Skaggs
06 William R. Thomas

FOR all nominees (except as specified below) ☐

WITHHOLD AUTHORITY to vote for all nominees listed to the left ☐

(Instruction: To withhold authority to vote for an individual nominee write that nominee's name on the space provided below.)

____

	FOR	AGAINST	ABSTAIN
Proposal 2 – Proposal FOR ratification of appointment of Ernst & Young LLP as the Company's independent auditors for 2006.	☐	☐	☐

Proposal 3 – In their discretion, upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned.

In the absence of such direction the proxy will be voted FOR the Nominees listed in Proposal 1 and FOR the Proposal set forth in Proposal 2.

I plan to attend the meeting. ☐

Signature ____________________ **Signature if held jointly** ____________________ **Date** __________

(Sign exactly as name(s) appears above. If shares are held jointly, each holder should sign. If signing for estate, trust or corporation, title or capacity should be stated.)

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Vote by Internet or Telephone or Mail

24 Hours a Day, 7 Days a Week

Internet and telephone voting is available through 11:59 PM Eastern Time the day prior to annual meeting day.

Your Internet or telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/xxx Use the internet to vote your proxy. Have your proxy card in hand when you access the web site.	**OR**	**1-866-540-5760** Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	**OR**	Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

If you vote your proxy by Internet or by telephone, you do NOT need to mail back your proxy card.

PROXY

ALAMO GROUP INC.

Proxy for 2006 Annual Meeting of Stockholders
This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Donald J. Douglass, Ronald A. Robinson or Robert H. George or any one of them, proxies or proxy with full power of substitution and revocation as to each of them, to represent the undersigned and to act and vote, with all powers which the undersigned would possess if personally present at the Annual Meeting of Stockholders of Alamo Group Inc., to be held at 9:00 a.m., local time, at the Hyatt Regency Hotel, 123 Losoya Street, San Antonio, Texas, Wednesday, May 3, 2006, on the following matters and in their discretion on any other matters which may come before the Meeting or any adjournments thereof. Receipt of Notice-Proxy Statement dated March 31, 2006 is acknowledged.

(continued and to be signed on the reverse side)

Address Change/Comments (Mark the corresponding box on the reverse side)

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